Exhibit 1.01

VOXX International Corporation

Conflict Minerals Report

For The Year Ended December 31, 2021

This is the Conflict Minerals Report of VOXX International Corporation (herein referred to as “Voxx,” the “Company,” “we,” “us,” or “our”) for Calendar Year 2021 in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Conflict Minerals Rule”). Please refer to Rule 13p-1, Form SD, and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein. This Conflict Minerals Report has been prepared by the management of Voxx. The information includes the activities of all majority-owned subsidiaries and variable interest entities that are required to be consolidated.

The Conflict Minerals Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”). The Conflict Minerals Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. Conflict Minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”) for the purposes of this assessment. These requirements apply to registrants whatever the geographic origin of the conflict minerals and whether or not they fund armed conflict.

If a registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the “Covered Countries”), or from recycled and scrap sources, the registrant must submit a Form SD which describes the Reasonable Country of Origin Inquiry completed.

If a registrant has reason to believe that any of the conflict minerals in its supply chain may have originated in the Covered Countries, or if it is unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals’ source and chain of custody. The registrant must annually submit a report, Conflict Minerals Report (“CMR”), to the SEC that includes a description of those due diligence measures.

Company Overview and Supply Chain

We support the humanitarian goal of the Dodd-Frank Act in ending the illegal trade of Conflict Minerals originating in the Covered Countries, while supporting legitimate commercial ventures in the region. We do not purchase any Conflict Minerals directly from any source and we are committed to complying with the requirements of the Conflict Mineral Rule and upholding responsible sourcing practices. We are also dedicated to working with our suppliers to increase transparency regarding the origin of minerals contained in our products and the Company has actively engaged with its customers and suppliers for several years with respect to the use of Conflict Minerals.

Product Lines:  Voxx is a leading international manufacturer and distributor operating within the Automotive Electronics, Consumer Electronics and Biometrics industries.  Our principle products include mobile multi-media infotainment products, including overhead, seat-back, and headrest systems; automotive security, remote start systems, and vehicle access systems; satellite radio products, including plug and play models and direct connect models; smartphone telematics applications; mobile interface modules; automotive power accessories; power lift gates; driver distraction products; rear observation and collision avoidance systems; turn signal switches; automotive lighting products; automotive sensing and camera systems; USB ports; cruise control systems; heated seats; home theater systems; premium loudspeakers; outdoor speakers; architectural speakers; commercial and cinema speakers; business and streaming music systems; wireless and Bluetooth speakers and soundbars; wired, wireless, and Bluetooth headphones and ear buds; power amplifiers; A/V receivers; DLNA (Digital Living Network Alliance) compatible devices; remote controls; karaoke products; personal sound amplifiers; infant/nursery products; High-Definition Television ("HDTV") and Wireless Fidelity (“WiFi”) antennas; High-Definition Multimedia Interface ("HDMI") accessories; home electronic accessories such as cabling, power cords, charging products, power supply systems, and other connectivity products; performance enhancing electronics; flat panel TV mounting systems; electronic equipment cleaning products; set-top boxes; and iris identification and biometric security related products.  We conducted an analysis of our products and found that tin, tantalum, tungsten, and gold (3TG) are found in substantially all of our products.

Determination of In-Scope Products:  We are subject to the Conflict Mineral Rule because certain products that we manufacture and distribute contain 3TG that are necessary to the functionality or production of the products; however, we do not directly source 3TG from mines, smelters, or refiners.  We believe that in most cases, we are several steps removed in the supply chain from these market participants, limiting our influence over their sourcing.  Furthermore, because of the depth, geographic diversity, complexity, and evolution of our supply chain, and due to competitive factors, we have difficulty identifying market participants above our direct suppliers in the supply chain and must rely on our direct suppliers to work with their upstream suppliers in order that they may provide us with accurate information about the origin of 3TG in the components we purchase.

Determination:  For 2021, we did not find that any of the necessary 3TG contained in our products directly or indirectly financed or benefitted armed groups in the DRC or an adjoining country; however, we did not conclude that any of our products were “DRC conflict free,” because there are too many remaining unknowns.  Furthermore, given that Voxx has not voluntarily elected to describe any of its products as “DRC conflict free,” an independent private sector audit of the report presented herein has not been conducted.  Our use of the terms “adjoining country,” “armed group” and “DRC conflict free” have the same meanings as those provided in the Conflict Minerals Rule.

Conflict Minerals Policy

Voxx strongly disapproves of the violence in the DRC and adjoining countries.  We have a DRC Conflict Minerals sourcing policy setting forth that the Company does not knowingly source metals that come from conflict mines in the Eastern provinces of the Democratic Republic of Congo or adjoining countries (the “Conflict Region”).  The Company has no policy that would avoid sourcing from the DRC and covered countries altogether, but rather strives to source responsibly from this region. Voxx’s goal is to ultimately be able to certify that all of its products are manufactured with conflict free minerals. Voxx’s Conflict Minerals Policy statement can be found here: VOXX International : Sustainability (voxxintl.com).

All employees who are members of the Company’s Conflict Minerals Process Organization (as defined in section 1.B. of the Due Diligence portion of the report) are required to review the Company’s policy on conflict minerals and the relevant due diligence process.  The Process Administrator and Conflict Minerals Champions (as defined within Establish Strong Company Management Systems in the Due Diligence Design section) are responsible for ensuring that the related materials are appropriately communicated to organization members and key employees involved in the Company’s supply chain management.

Suppliers are encouraged to support industry efforts to enhance traceability and responsible practices in global mineral supply chains.  The Company provides consultation and reference materials to all suppliers, as requested, to aid them in understanding our conflict mineral process and due diligence plan and in developing their own policies toward preventing the use of conflict minerals or derivative metals sourced from mines controlled by armed groups in the Conflict Region.

Reasonable Country of Origin Inquiry

As required by the Conflict Minerals Rule, we conducted a “reasonable country of origin inquiry” covering 2021. To determine whether necessary 3TGs in products originated in Conflict-Affected and High-Risk Areas, the Company retained Assent Compliance (“Assent”), a third-party service provider, to assist us in reviewing the supply chain and identifying risks. The Company provided a list composed of suppliers and parts associated with the in-scope products to Assent for upload to the Assent Compliance Manager.

To trace materials, and demonstrate transparency procured by the supply chain, Voxx utilized the Conflict Minerals Reporting Template (“CMRT”) to conduct a survey of all in-scope suppliers.

During the supplier survey, the Company contacted suppliers via the Assent Compliance Manager, a software-as-a-service (“SaaS”) platform provided by Assent that enables users to complete and track supplier communications, and allows suppliers to upload completed CMRTs directly to the platform for validation, assessment, and management. The Assent Compliance Manager also provides functionality that meets the Organization for Economic Cooperation and Development’s (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Mineral from Conflict-Affected and High-Risk Areas, and related supplements for Tin, Tantalum, Tungsten and Gold (the “OECD Guidance”) process expectations by evaluating the quality of each supplier response and assigning a health score based on the supplier’s declaration of process engagement. Additionally, the metrics provided in this report, as well as the step-by-step process for supplier engagement and upstream due diligence investigations, are managed through this platform.

Via the Assent Compliance Manager and Assent team, the Company requested that all suppliers complete a CMRT. Training and education to guide suppliers on best practices and the use of this template was included. Assent monitored and tracked all communications in the Assent Compliance Manager for future reporting and transparency. Voxx directly contacted suppliers that were unresponsive to Assent’s communications during the diligence process and requested these suppliers complete the CMRT and submit it to Assent.

The Company’s program continues to include automated data validation on all submitted CMRTs. The goal of data validation is to increase the accuracy of submissions and identify any contradictory answers in the CMRT. This data validation is based on questions within the declaration tab of the CMRT, which helps identify areas that require further classification or risk assessment, as well as understand the due diligence efforts of Tier 1 suppliers. The results of this data validation contribute to the program’s health assessment and are shared with the suppliers to ensure they understand areas that require clarification or improvement.

All submitted declaration forms are accepted so that data is retained, but they are classified as valid or invalid based on a set criteria of validation errors. Suppliers are contacted regarding invalid forms and are encouraged to correct validated errors to resubmit a valid form. Suppliers are provided with guidance on how to correct these validation errors in the form of feedback to their CMRT submission, training courses, and direct engagement help through Assent’s multilingual Supplier Experience team. Since some suppliers may remain unresponsive to feedback, Voxx tracks program gaps to account for future improvement opportunities.

Supplier Surveys:  Our data source consisted of all Company purchases for the calendar year and we identify our population of suppliers based on these purchases and focused on all products sourced from these suppliers. We requested that all suppliers provide information to us regarding 3TG and smelters using the CMRT. The CMRT was developed to facilitate disclosure and communication of information regarding smelters and refiners that provide material to a manufacturer’s supply chain. It includes questions regarding a direct supplier’s conflict-free policy, its due diligence process, and information about its supply chain such as the names and locations of smelters and refiners as well as the origin of 3TG used by those facilities.

Our evaluation encompassed 100% of the raw materials we purchased in 2021 from third parties for which the Company has manufacturing oversight, in accordance with the Conflict Minerals Rule.  For the purpose of the Reasonable Country of Origin Inquiry, Voxx continued to receive supply chain responses through May 18, 2021.  Based on the process described above, Voxx received the following results from its Reasonable Country of Origin Inquiry:

	2021	2020	2019
Initial Assessment and Survey
Total products surveyed in responses received	4,395	3,422	2,742

Response rate (products)	81%	85%	82%

Supplier Responses
Products containing no Conflict Minerals in materials provided to Voxx	2,076	1,466	1,195
	47%	43%	44%

Products for which Conflict Minerals do not originate from DRC or adjoining countries	1,813	1,127	1,026
	41%	33%	37%

Products for which Conflict Minerals source is unknown	506	829	522
	12%	24%	19%

For the 2021 reporting year, Voxx engaged a new third-party service provider, Assent, to assist us in our RCOI process.  As our suppliers were not accustomed to receiving communications from Assent on Voxx’s behalf, the Company experienced a slight decrease in our overall response rate for the year ended December 31, 2021 as compared to previous years.  The Company notes that there was also an increase of approximately 58% in total products surveyed through our Reasonable Country of Origin Inquiry than in the prior year, due primarily to the Company’s acquisition of certain assets of Onkyo Home Entertainment Corp. during its fiscal year ended February 28, 2022, which added additional suppliers and products to our raw material purchases during the 2021 reporting year. Additionally, The COVID-19 pandemic has resulted in widespread disruptions in business continuity around the world, which has included quarantines, business closures, and supply chain disruptions. Many businesses remained at reduced capacities throughout 2021 and into 2022 or have had to periodically shut down their operations as a result of increases in the COVID-19 infection rate in their regions, leaving some of the third parties we purchase from unable to respond to our inquiries or at a limited capacity and ability to do so during the December 31, 2021 reporting year.  Despite this fact, our supplier responses for the years ended December 31, 2021, 2020 and 2019 remained at significantly higher levels than were achieved when the Company began its RCOI process in 2013 with a response rate of 50%.  As such, we believe we have compiled the most complete and accurate data for the year ended December 31, 2021, representing the minerals in our supply chain.  Refer also to the Company’s Reasonable Country of Origin Inquiry process for the steps taken by the Company in 2021 above.

Provided below is a link to Voxx’s internet disclosure of this Conflict Minerals Report: https://investors.voxxintl.com/financial-information/sec-filings.

A copy of the declared sources of material has been included as part of this filing in Appendix A.  The declared sources represent a summary of all available information, which has been declared by our suppliers in response to the RCOI.

Due Diligence Design

We have designed our due diligence measures relating to 3TG to conform with, in all material respects, the criteria set forth in the OECD Guidance.  The OECD Guidance establishes a five-step framework for due diligence as a basis for responsible global supply chain management of minerals from conflict-affected and high-risk areas.  Due diligence is required for the 3TG found during our Reasonable Country of Origin Inquiry that may possibly be sourced from the covered countries, or for which the origin is unknown based on our RCOI.  The goal of our due diligence is to mitigate the risk that trade of 3TG in our products directly or indirectly funds illicit armed groups in the covered countries.  The numbered headings below conform to the headings used in the OECD Guidance for each of the five steps.

1.	Establish Strong Company Management Systems

A.

Policy - As cited above, we have adopted a Conflict Minerals sourcing policy setting forth that the Company does not knowingly source metals that come from conflict mines in the Eastern provinces of the Democratic Republic of the Congo or adjoining countries (the “Conflict Region”).  The Company strives to source responsibly from this region.  Voxx’s goal is to ultimately be able to certify that all of its products are manufactured with conflict free minerals.  Voxx’s Conflict Minerals Policy statement can be found at: https://www.voxxintl.com/sustainability/

B.

Internal Management Systems to Support Supply Chain Due Diligence - Voxx has created internal standard operating procedures (“SOPs”) for its Conflict Minerals Process Organization (“the Organization”), which was established by the Company to lead the Company’s conflict minerals evaluation and due diligence process.  These SOPs provide a step-by-step process that each business unit, department, and employee must follow to generate and maintain the necessary information needed for Voxx’s compliance with the Rule.

The Organization is structured to provide Company-wide involvement of key individuals who have an impact on product development, procurement, production, supplier evaluation, public relations, corporate and social responsibility, information technology, legal, and reporting.  The members of the Organization are responsible for ensuring that the Company’s due diligence process is properly executed, and all issues identified during implementation or ongoing execution are appropriately addressed and resolved on a timely basis.  The Organization includes:

•	Process Oversight - VOXX International Corporation’s Board of Directors
•

Process Sponsor - President and Chief Executive Officer, who sets the tone at the top and emphasizes the importance of maintaining compliance with the Company’s established Conflict Minerals policy and due diligence process and improving supply chain management related to potential conflict minerals sources.

•

Process Leader - One of Voxx’s Assistant Vice Presidents in the Accounting Department, who develops and oversees the Conflict Minerals due diligence process, ensures compliance with due diligence objectives, and oversees day to day coordination of efforts pertaining to the due diligence process between management, external advisors, and auditors.

•

Process Administrator - Responsible for administering and documenting day to day activities of the Conflict Minerals due diligence process, and coordinating efforts between management, external advisors, and auditors.  This role is performed by one of the Company’s administrative assistants.

•

Conflict Minerals Steering Committee - Representing a cross-section of the Company’s organizational leadership, responsible for sustaining and driving the Conflict Minerals due diligence process, making decisions, and ensuring the evaluation process proceeds efficiently and effectively. The members of this committee include the Company’s Senior Vice President and Chief Operating Officer, General Counsel, as well identified leads at Corporate Headquarters and Shared Services and within the Company’s subsidiaries at which the majority of products and materials containing conflict minerals reside, generally members of the Engineering Department.

•

Corporate Compliance Team - Responsible for monitoring the control environment related to, and management of, the external reporting process. Members of this team include the Manager of Financial Reporting and the Compliance Manager, who are responsible for the filing of SEC reports and the Company’s SOX compliance, as well as members of the Accounting Department, who carry out the conflict minerals due diligence objectives.

•

Conflict Minerals Champions - Designated individuals at each of the Company’s subsidiaries responsible for monitoring the functions in their respective processes, communicating with the Conflict Minerals Steering Committee about issues and changes within their processes, and communicating with local personnel on new developments or requirements of the Conflict Minerals evaluation.
•

Significant Subsidiaries and Process Owners - Significant operating groups (and their respective owners/group leaders) identified by Company management that source or manufacture products containing minerals included on the Conflict Minerals list and requiring evaluation.

The Company also uses a third-party service provider, Assent, to assist with evaluating supply chain information regarding 3TGs, identifying potential risks, and in the development and implementation of additional due diligence steps that the Company will undertake with suppliers and/or respective stakeholders with regard to conflict minerals.

The Company leverages Assent’s Managed Services in order to work with dedicated program specialists who support Voxx’s conflict minerals program. The Company communicates regularly with the Assent team in order to receive updates on program status. Each member of Assent’s Customer Success team is trained in conflict minerals compliance and understands the intricacies of reporting templates such as CMRT and CMRs, as well as Section 1502 of the Dodd-Frank Act.

The Conflict Minerals Steering Committee, Corporate Compliance Team, and Conflict Minerals Champions are responsible for assisting the Process Owners in the development, documentation and implementation of the Company’s procedures and the evaluation of potential conflict minerals procurement for its supply chain.  All internal resources performing and/or assisting in the Conflict Minerals evaluation and due diligence are qualified to perform his/her respective duties in the evaluation and are trained on the systems used to carry out the Company’s due diligence.

C.

Establish a System of Controls and Transparency Over Conflict Mineral Supply Chain - The Company expects all suppliers to have policies and procedures in place to ensure that 3TGs used in the production of the products sold to Voxx are “conflict free or responsibly sourced.” This means that the products should not contain minerals (3TGs) sourced from areas that have been identified to be in the presence of widespread human rights abuses and violations of law either directly or indirectly. The Company expects direct suppliers to provide information on the origin of the 3TGs contained in components and materials supplied, including sources of 3TGs that are supplied to them from lower-tier suppliers.

D.

Strengthen Company Engagement with Suppliers - For the 2013, 2014 and 2015 Conflict Minerals reporting years, members of the Company’s Conflict Minerals Process Organization traveled to the annual Consumer Electronics Show (“CES”) in Las Vegas, Nevada, held each January, in order to conduct in-person meetings with several of the Company’s top suppliers to discuss the Company’s conflict mineral initiatives and provide additional information and answer inquiries related to the CMRT administered.  The meetings were arranged by Voxx’s Process Administrator, based on information obtained and supplied by the Company’s engineers, Purchasing Department, and project managers, through their ongoing communication with the suppliers throughout the year.  These meetings provided the Company with the opportunity to engage with suppliers and direct them to information and training resources to attempt to increase the response rate and improve the content of the supplier survey responses.  During 2015, the Company met with several suppliers to review previous submissions of the CMRT and discuss how to properly complete the template. Many suppliers had not provided the necessary level of detail in prior years and the Company specifically arranged time with these suppliers to address their questions and clearly express the Company’s expectations. The Company’s intention is to hold these meetings periodically, as deemed necessary, in order to maintain its relationships with vendors that have been developed in prior years, as we believe the ability to meet with these suppliers in person improves the due diligence process. In January 2022, the Company had planned to attend CES to meet with new suppliers since its last attendance in 2015, as well as touch base with existing suppliers to address any specific questions or concerns regarding CMRT submissions in person; however, due to a sharp increase in COVID-19 infection at the time of the event, our plans to attend CES were canceled. The Company hopes to be able to attend in January 2023.

The Company strives to maintain positive long-term relationships with all of its suppliers while remaining cost competitive in the market and upholding established quality standards.  Whenever possible, the Company will leverage its long-term relationships to influence its suppliers to support conflict minerals initiatives and enable the Company to continue to responsibly source from them.

E.

Maintain Records - The Company has adopted a policy to retain relevant documentation for a period of five (5) years in accordance with OECD guidance in Step 1 - C.5., which allows Voxx to show the long-term evolution and improvement of its program to its shareholders. Through Assent, a document retention policy to retain conflict minerals related documents, including supplier responses to CMRTs and the sources identified within each reporting period, has been implemented. The Company stores all of the information and findings from this process in a database that can be audited by internal or external parties.

2.	Identify and Assess Risk in the Supply Chain

A.

Supplier Risk Evaluation – Risks associated with suppliers’ due diligence processes were assessed by their declaration responses on a CMRT, which the Assent Compliance Manager identifies automatically based on established criteria. These risks are addressed by Assent staff and members of the Company’s Organization, who engage with suppliers to gather pertinent data and ask for corrective actions if needed, performing an overall assessment of the supplier’s conformity status, which is referred to as “conflict minerals status.” The Process Leader and members of the Corporate Compliance team meet with advisors from Assent at least bi-weekly after CMRTs are sent to the suppliers in order to discuss the status of due diligence efforts, as well as to improve efforts to obtain information on country of origin of the minerals and to mitigate red flags. Risks at the supplier level may include non-responsive suppliers or incomplete CMRTs. In cases where a company-level CMRT (such as when a company declares there are no 3TGs in any of its products) is submitted, Voxx is unable to determine if all of the specified smelters/refiners were used for 3TGs in the products supplied to the Company. Assent’s supplier risk assessment (flagging suppliers’ risk as high, medium, low) provides a user-friendly form to identify problematic suppliers in a company’s supply chain. The risk assessment is derived from the smelter validation process, which establishes risk at the smelter level via an analysis that takes into account multiple conflict minerals factors.

B.

Assess Due Diligence - Responses to the CMRT must contain all required data in the format corresponding to the survey.  If responses are incomplete or inconsistent, the supplier is contacted and asked for missing or supplemental data. This is initially done by Assent via emails sent to the suppliers and followed up by telephone contact.  After unsuccessful attempts at contact by Assent, the supplier and CMRT information in question will be referred to the Corporate Compliance team as ‘non-responsive,’ where additional attempts to contact the supplier via email or phone are made by the team to obtain the required information and reiterate the Company’s expectations of compliance.

Product information provided in the CMRT responses are compared to the Company’s purchasing records for the suppliers to ensure it supports the supplier’s disclosure (i.e., products included on the CMRT match products listed in supplier’s response). Some suppliers provide a ‘company level response,’ which is a disclosure of all the metals and smelters the supplier uses in every product it sells. When a company level response is received, Assent and the Corporate Compliance Team review the information and materials listed, as compared to the Company’s purchasing records.

Other supply chain risks are identified by assessing the due diligence practices and audit status of smelters/refiners identified in the supply chain by upstream suppliers that list mineral processing facilities on their CMRT declarations. Assent’s smelter validation program compares listed facilities to the list of smelters/refiners consolidated by the RMI to ensure that the facilities meet the recognized definition of a 3TGs processing facility that was operational during the 2021 calendar year.

Assent determines if the smelter has been audited against a standard in conformance with the OECD Guidance, such as the Responsible Minerals Assurance Process (RMAP). Voxx does not have a direct relationship with smelters/refiners, and does not perform direct audits of these entities. Smelters that are conformant to RMAP audit standards are considered to have their sourcing validated as “conflict free or responsibly sourced.” In cases where the smelter/refiner’s due diligence practices have not been audited against the RMAP standard or they are considered non-conformant by RMAP, further due diligence steps are followed to notify suppliers reporting these facilities. Smelters/refiners are actively monitored to proactively identify other risks pertaining to conflict minerals

Each facility that meets the definition of a smelter or refiner of a 3TG mineral is assessed according to red-flag indicators defined in the OECD Guidance. Assent uses numerous factors to determine the level of risk that each smelter poses to the supply chain by identifying red flags. These factors include:

•	Geographic proximity to Conflict-Affected and High-Risk Areas.
•	Known mineral source country of origin.
•	RMAP audit status.
•	Credible evidence of unethical or conflict sourcing.
•	Peer assessments conducted by credible third-party sources.
•	Sanctions risks

Risk mitigation activities are initiated whenever a supplier’s CMRT reports facilities of concern. Through Assent, suppliers with submissions that include any smelters of concern are immediately provided with feedback instructing suppliers to take their own independent risk mitigation actions. Examples include the submission of a product-specific CMRT to better identify the connection to products that they supply to Voxx. Suppliers are given clear performance objectives within reasonable timeframes with the ultimate goal of progressive elimination of these smelters of concern from the supply chain.  In addition, suppliers are guided to the educational materials on mitigating the risks identified through the data collection process.

3.	Design and Implement a Strategy to Respond to Identified Risks

We have procedures for monitoring and reporting on risk to designated senior management, the Audit Committee and Board of Directors.  Pursuant to these procedures, the findings of our compliance efforts are reported to senior management of the Company, as well as to the Company’s Board of Directors and Audit Committee.

4.	Carry Out Independent Third-Party Audit of Supply Chain Due Diligence at Identified Points in the Supply Chain

In connection with our due diligence, we utilize information made available by the RMAP concerning third party audits of smelters and refiners to determine whether the smelter or refiner has obtained a conflict free certification and remains in compliance.

5.	Report on Supply Chain Due Diligence

We file a Form SD, and to the extent applicable, a Conflict Mineral Report, with the Securities and Exchange Commission and make them available on our website.

Due Diligence Execution

1.

We sent requests to all of our suppliers identified for 2021 who we believe sold us products containing 3TG.  We requested that they complete a CMRT and provide us with smelter ID’s, as applicable, related to the smelters they source from.  We (Assent, followed by the Corporate Compliance team) followed up via email and phone with suppliers who did not provide a response or provided an incomplete CMRT within the specified time frame communicated to the suppliers.

2.

We compared product information provided in the CMRT responses to our purchasing records for the suppliers to ensure it supports the supplier’s disclosure (i.e., products included on the CMRT match products listed in supplier’s response). Any inconsistencies in information resulted in follow up emails or phone calls to the supplier to clarify the CMRT responses.

3.	We reviewed the smelter information provided by suppliers in the CMRT and compared the information against the CFS list.

4.

The findings of our compliance efforts with respect to the calendar year ended December 31, 2021 were reported to senior management of the Company, as well as to the Board of Directors and Audit Committee.

Future steps to be taken to improve due diligence and risk mitigation

We intend to take the following steps to improve the due diligence conducted to further mitigate the risk that the conflict minerals in our products finance or benefit armed groups in the DRC:

•	Continue to engage suppliers to obtain current, accurate and complete information about the supply chain.
•

Continue to focus efforts to determine the source of components that the Company identified as not being conflict free or that had unknown results with the goal to reduce the number of unknown materials in the products our suppliers sell to us.

•	Work through the CFSI to expand the smelters and refiners participating in the CFS Program.
•

Engage any suppliers, if found to be providing us with components or materials containing conflict minerals from sources that support conflict in the DRC, to establish an alternative source of conflict minerals that does not support such conflict.

•	Work with the OECD and relevant trade associations to define and improve best practices and encourage responsible sourcing of conflict minerals.

Based on the information provided by Voxx’s suppliers utilized during 2021, the Company believes that the facilities that may have been used to process 3TG’s in our products include the smelters and refiners listed in Appendix A below. The supplier responses included Known and Unknown smelters, but based on the absence of reliable information on the Unknown smelters, only the Known smelters have been included in Appendix A.

Appendix A

Metal	Smelter Names	Smelter Facility Location: Country	Smelter City/State/Province	Smelter ID	Source of Smelter ID
Gold	8853 S.p.A.	ITALY	Pero, Lombardia	CID002763	RMI
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Fairless Hills, Pennsylvania	CID002708	RMI
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	Warwick, Rhode Island	CID000015	RMI
Gold	African Gold Refinery	UGANDA	Entebbe, Wakiso	CID003185	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	Fuchu, Tokyo	CID000019	RMI
Gold	Dowa	JAPAN	Kosaka, Akita	CID000401	RMI
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Dubai, Dubayy	CID002560	RMI
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	Dubai, Dubayy	CID002560	RMI
Gold	Alexy Metals	UNITED STATES OF AMERICA	Mentor, Ohio	CID003500	RMI
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Pforzheim, Baden-Württemberg	CID000035	RMI
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Almalyk, Toshkent	CID000041	RMI
Gold	Asahi Pretec Corp.	JAPAN	Kobe, Hyogo	CID000082	RMI
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Nova Lima, Minas Gerais	CID000058	RMI
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Nova Lima, Minas Gerais	CID000058	RMI
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Nova Lima, Minas Gerais	CID000058	RMI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Tongling, Anhui Sheng	CID001947	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Argor-Heraeus S.A.	SWITZERLAND	Mendrisio, Ticino	CID000077	RMI
Gold	Asahi Pretec Corp.	JAPAN	Kobe, Hyogo	CID000082	RMI
Gold	Asahi Refining Canada Ltd.	CANADA	Brampton, Ontario	CID000924	RMI
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Salt Lake City, Utah	CID000920	RMI
Gold	Asaka Riken Co., Ltd.	JAPAN	Tamura, Fukushima	CID000090	RMI

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Istanbul	CID000103	RMI
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	Istanbul	CID000103	RMI
Gold	AU Traders and Refiners	SOUTH AFRICA	Johannesburg, Gauteng	CID002850	RMI
Gold	Augmont Enterprises Private Limited	INDIA	Mumbai, Maharashtra	CID003461	RMI
Gold	Aurubis AG	GERMANY	Hamburg	CID000113	RMI
Gold	Bangalore Refinery	INDIA	Bangalore, Karnataka	CID002863	RMI
Gold	Bangalore Refinery	INDIA	Bangalore, Karnataka	CID002863	RMI
Gold	Bangalore Refinery	INDIA	Bangalore, Karnataka	CID002863	RMI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Quezon City, Rizal	CID000128	RMI
Gold	Boliden AB	SWEDEN	Skelleftehamn, Västerbottens län [SE-24]	CID000157	RMI
Gold	C. Hafner GmbH + Co. KG	GERMANY	Pforzheim, Baden-Württemberg	CID000176	RMI
Gold	C.I Metales Procesados Industriales SAS	COLOMBIA	Cota, Cundinamarca	CID003421	RMI
Gold	Caridad	MEXICO	Nacozari, Sonora	CID000180	RMI
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Montréal, Quebec	CID000185	RMI
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Montréal, Quebec	CID000185	RMI
Gold	Cendres + Metaux S.A.	SWITZERLAND	Biel-Bienne, Bern	CID000189	RMI
Gold	Cendres + Metaux S.A.	SWITZERLAND	Biel-Bienne, Bern	CID000189	RMI
Gold	Cendres + Metaux S.A.	SWITZERLAND	Biel-Bienne, Bern	CID000189	RMI
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Quezon City, Rizal	CID000128	RMI
Gold	CGR Metalloys Pvt Ltd.	INDIA	Cochin, Kerala	CID003382	RMI
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Kunming, Yunnan Sheng	CID000197	RMI
Gold	CGR Metalloys Pvt Ltd.	INDIA	Cochin, Kerala	CID003382	RMI
Gold	Chimet S.p.A.	ITALY	Arezzo, Toscana	CID000233	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Sanmenxia, Henan Sheng	CID002224	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Chugai Mining	JAPAN	Chiyoda, Tokyo	CID000264	RMI
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	Huangshi, Hubei Sheng	CID000343	RMI
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Pforzheim, Baden-Württemberg	CID002867	RMI

Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	Pforzheim, Baden-Württemberg	CID002867	RMI
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Sharjah, Ash Shāriqah	CID003348	RMI
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Gimpo, Gyeonggi-do	CID000359	RMI
Gold	DODUCO Contacts and Refining GmbH	GERMANY	Pforzheim, Baden-Württemberg	CID000362	RMI
Gold	DODUCO Contacts and Refining GmbH	GERMANY	Pforzheim, Baden-Württemberg	CID000362	RMI
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Gimpo, Gyeonggi-do	CID000359	RMI
Gold	Dowa	JAPAN	Kosaka, Akita	CID000401	RMI
Gold	Dowa	JAPAN	Kosaka, Akita	CID000401	RMI
Gold	Dowa	JAPAN	Kosaka, Akita	CID000401	RMI
Gold	Dowa	JAPAN	Kosaka, Akita	CID000401	RMI
Gold	TSK Pretech	KOREA, REPUBLIC OF	Chopyeong-myeon, Chungcheongbuk-do	CID003195	RMI
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	Gimpo, Gyeonggi-do	CID000359	RMI
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	Honjo, Saitama	CID000425	RMI
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	Kazuno, Akita	CID003424	RMI
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	Okayama, Okayama	CID003425	RMI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Verkhnyaya Pyshma, Sverdlovskaya oblast'	CID000927	RMI
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	Coimbatore, Tamil Nadu	CID003487	RMI
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	Coimbatore, Tamil Nadu	CID003488	RMI
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	Coimbatore, Tamil Nadu	CID003489	RMI
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	Coimbatore, Tamil Nadu	CID003490	RMI
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	Dubai, Dubayy	CID002561	RMI
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Obrucheva, Moskva	CID001204	RMI
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	Msasa, Harare	CID002515	RMI
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Novosibirsk, Novosibirskaya oblast'	CID000493	RMI
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	Fujairah, Al Fujayrah	CID002584	RMI

Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Shanghang, Fujian Sheng	CID002243	RMI
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Ahmedabad, Gujarat	CID002852	RMI
Gold	Geib Refining Corporation	UNITED STATES OF AMERICA	Warwick, Rhode Island	CID002459	RMI
Gold	Gold Coast Refinery	GHANA	Accra	CID003186	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Shanghang, Fujian Sheng	CID002243	RMI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Chengdu, Sichuan Sheng	CID001909	RMI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Chengdu, Sichuan Sheng	CID001909	RMI
Gold	Guangdong Jinding Gold Limited	CHINA	Guangzhou, Guangdong Sheng	CID002312	RMI
Gold	Guangdong Jinding Gold Limited	CHINA	Guangzhou, Guangdong Sheng	CID002312	RMI
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Ahmedabad, Gujarat	CID002852	RMI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID000651	RMI
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Fuyang, Zhejiang Sheng	CID000671	RMI
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	Seo-gu, Incheon-gwangyeoksi	CID000689	RMI
Gold	Heimerle + Meule GmbH	GERMANY	Pforzheim, Baden-Württemberg	CID000694	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Sanmenxia, Henan Sheng	CID002224	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Sanmenxia, Henan Sheng	CID002224	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Sanmenxia, Henan Sheng	CID002224	RMI
Gold	Heraeus Germany GmbH Co. KG	GERMANY	Hanau, Hessen	CID000711	RMI
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Fanling, Hong Kong SAR	CID000707	RMI
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	Fanling, Hong Kong SAR	CID000707	RMI
Gold	Heraeus Germany GmbH Co. KG	GERMANY	Hanau, Hessen	CID000711	RMI
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Yuanling, Hunan Sheng	CID000767	RMI
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Yuanling, Hunan Sheng	CID000767	RMI
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	Yuanling, Hunan Sheng	CID000767	RMI

Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Chenzhou, Hunan Sheng	CID000773	RMI
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Chenzhou, Hunan Sheng	CID000773	RMI
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Danwon, Gyeonggi-do	CID000778	RMI
Gold	Industrial Refining Company	BELGIUM	Antwerp, Antwerpen	CID002587	RMI
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Hohhot, Nei Mongol Zizhiqu	CID000801	RMI
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	Dubai, Dubayy	CID002562	RMI
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	Soka, Saitama	CID000807	RMI
Gold	Istanbul Gold Refinery	TURKEY	Kuyumcukent, Istanbul	CID000814	RMI
Gold	Italpreziosi	ITALY	Arezzo, Toscana	CID002765	RMI
Gold	JALAN & Company	INDIA	New Delhi, Delhi	CID002893	RMI
Gold	Japan Mint	JAPAN	Osaka	CID000823	RMI
Gold	Jiangxi Copper Co., Ltd.	CHINA	Guixi City, Jiangxi Sheng	CID000855	RMI
Gold	Jiangxi Copper Co., Ltd.	CHINA	Guixi City, Jiangxi Sheng	CID000855	RMI
Gold	Asahi Refining Canada Ltd.	CANADA	Brampton, Ontario	CID000924	RMI
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Salt Lake City, Utah	CID000920	RMI
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Salt Lake City, Utah	CID000920	RMI
Gold	Asahi Refining Canada Ltd.	CANADA	Brampton, Ontario	CID000924	RMI
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	Verkhnyaya Pyshma, Sverdlovskaya oblast'	CID000927	RMI
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Novosibirsk, Novosibirskaya oblast'	CID000493	RMI
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	Verkhnyaya Pyshma, Sverdlovskaya oblast'	CID000929	RMI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Ōita	CID000937	RMI
Gold	K.A. Rasmussen	NORWAY	Hamar, Hedmarken	CID003497	RMI
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	Dubai, Dubayy	CID002563	RMI
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	Balkhash, Qaraghandy oblysy	CID000956	RMI
Gold	Kazzinc	KAZAKHSTAN	Ust-Kamenogorsk, Qaraghandy oblysy	CID000957	RMI
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Magna, Utah	CID000969	RMI
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Lubin, Dolnośląskie	CID002511	RMI

Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Lubin, Dolnośląskie	CID002511	RMI
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Lubin, Dolnośląskie	CID002511	RMI
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Sayama, Saitama	CID000981	RMI
Gold	Kojima Chemicals Co., Ltd.	JAPAN	Sayama, Saitama	CID000981	RMI
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	Lubin, Dolnośląskie	CID002511	RMI
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Gangnam, Seoul-teukbyeolsi	CID002605	RMI
Gold	Dowa	JAPAN	Kosaka, Akita	CID000401	RMI
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Magna, Utah	CID000969	RMI
Gold	Kundan Care Products Ltd.	INDIA	Haridwar, Uttarakhand	CID003463	RMI
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	Bishkek, Chüy	CID001029	RMI
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Kyshtym, Chelyabinskaya oblast'	CID002865	RMI
Gold	Caridad	MEXICO	Nacozari, Sonora	CID000180	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	Riyadh, Ar Riyāḑ	CID001032	RMI
Gold	Lingbao Gold Co., Ltd.	CHINA	Lingbao, Henan Sheng	CID001056	RMI
Gold	Lingbao Gold Co., Ltd.	CHINA	Lingbao, Henan Sheng	CID001056	RMI
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Lingbao, Henan Sheng	CID001058	RMI
Gold	L'Orfebre S.A.	ANDORRA	Andorra la Vella	CID002762	RMI
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Onsan-eup, Ulsan-gwangyeoksi	CID001078	RMI
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	Seo-gu, Incheon-gwangyeoksi	CID000689	RMI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID001093	RMI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID001093	RMI
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID001093	RMI
Gold	Marsam Metals	BRAZIL	São Paulo	CID002606	RMI
Gold	Materion	UNITED STATES OF AMERICA	Buffalo, New York	CID001113	RMI
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	Iruma, Saitama	CID001119	RMI
Gold	MD Overseas	INDIA	Rudrapur, Uttarakhand	CID003548	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Saijo, Ehime	CID001798	RMI
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	Centurion, Gauteng	CID003575	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Torreon, Coahuila de Zaragoza	CID001161	RMI

Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	Greenville, North Carolina	CID003557	RMI
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Hoboken, Antwerpen	CID001980	RMI
Gold	Metalor Technologies S.A.	SWITZERLAND	Marin, Neuchâtel	CID001153	RMI
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	Kwai Chung, Hong Kong SAR	CID001149	RMI
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Singapore, South West	CID001152	RMI
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	Suzhou, Jiangsu Sheng	CID001147	RMI
Gold	Metalor Technologies S.A.	SWITZERLAND	Marin, Neuchâtel	CID001153	RMI
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	North Attleboro, Massachusetts	CID001157	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Torreon, Coahuila de Zaragoza	CID001161	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Torreon, Coahuila de Zaragoza	CID001161	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Torreon, Coahuila de Zaragoza	CID001161	RMI
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Torreon, Coahuila de Zaragoza	CID001161	RMI
Gold	Mitsubishi Materials Corporation	JAPAN	Tokyo	CID001188	RMI
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Takehara, Hiroshima	CID001193	RMI
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Takehara, Hiroshima	CID001193	RMI
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	Mewat, Haryana	CID002509	RMI
Gold	Modeltech Sdn Bhd	MALAYSIA	Kawasan Perindustrian Bukit Rambai, Melaka	CID002857	RMI
Gold	Morris and Watson	NEW ZEALAND	Onehunga, Auckland	CID002282	RMI
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Obrucheva, Moskva	CID001204	RMI
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Bahçelievler, Istanbul	CID001220	RMI
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Bahçelievler, Istanbul	CID001220	RMI
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Navoi, Navoiy	CID001236	RMI
Gold	NH Recytech Company	KOREA, REPUBLIC OF	Pyeongtaek-si, Gyeonggi-do	CID003189	RMI
Gold	Nihon Material Co., Ltd.	JAPAN	Noda, Chiba	CID001259	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Saijo, Ehime	CID001798	RMI
Gold	Aurubis AG	GERMANY	Hamburg	CID000113	RMI

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Vienna, Wien	CID002779	RMI
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Vienna, Wien	CID002779	RMI
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	Nara-shi, Nara	CID001325	RMI
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Krasnoyarsk, Krasnoyarskiy kray	CID001326	RMI
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Krasnoyarsk, Krasnoyarskiy kray	CID001326	RMI
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	Novosibirsk, Novosibirskaya oblast'	CID000493	RMI
Gold	PAMP S.A.	SWITZERLAND	Castel San Pietro, Ticino	CID001352	RMI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Ōita	CID000937	RMI
Gold	Pease & Curren	UNITED STATES OF AMERICA	Warwick, Rhode Island	CID002872	RMI
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	Penglai, Shandong Sheng	CID001362	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Planta Recuperadora de Metales SpA	CHILE	Mejillones, Antofagasta	CID002919	RMI
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Kasimov, Ryazanskaya oblast'	CID001386	RMI
Gold	PAMP S.A.	SWITZERLAND	Castel San Pietro, Ticino	CID001352	RMI
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	Jakarta, Jakarta Raya	CID001397	RMI
Gold	PX Precinox S.A.	SWITZERLAND	La Chaux-de-Fonds, Neuchâtel	CID001498	RMI
Gold	PX Precinox S.A.	SWITZERLAND	La Chaux-de-Fonds, Neuchâtel	CID001498	RMI
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	Fairfield, Ohio	CID003324	RMI
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Germiston, Gauteng	CID001512	RMI
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Onsan-eup, Ulsan-gwangyeoksi	CID001078	RMI
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	Lanzhou, Gansu Sheng	CID000522	RMI

Gold	REMONDIS PMR B.V.	NETHERLANDS	Moerdijk, Noord-Brabant	CID002582	RMI
Gold	REMONDIS PMR B.V.	NETHERLANDS	Moerdijk, Noord-Brabant	CID002582	RMI
Gold	Royal Canadian Mint	CANADA	Ottawa, Ontario	CID001534	RMI
Gold	SAAMP	FRANCE	Paris, Île-de-France	CID002761	RMI
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	Williston, North Dakota	CID001546	RMI
Gold	Safimet S.p.A	ITALY	Arezzo, Toscana	CID002973	RMI
Gold	SAFINA A.S.	CZECHIA	Vestec, Praha-západ	CID002290	RMI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Ōita	CID000937	RMI
Gold	Sai Refinery	INDIA	Parwanoo, Himachal Pradesh	CID002853	RMI
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Namdong, Incheon-gwangyeoksi	CID001555	RMI
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Namdong, Incheon-gwangyeoksi	CID001555	RMI
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	Changwon, Gyeongsangnam-do	CID001562	RMI
Gold	Sancus ZFS (L’Orfebre, SA)	COLOMBIA	Barranquilla, Atlántico	CID003529	RMI
Gold	SAXONIA Edelmetalle GmbH	GERMANY	Halsbrücke, Sachsen	CID002777	RMI
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	Namdong, Incheon-gwangyeoksi	CID001555	RMI
Gold	Sellem Industries Ltd.	MAURITANIA	Nouakchott, Nouakchott Ouest	CID003540	RMI
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Madrid, Madrid, Comunidad de	CID001585	RMI
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Madrid, Madrid, Comunidad de	CID001585	RMI
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	Madrid, Madrid, Comunidad de	CID001585	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID000651	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID002525	RMI

Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001619	RMI
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001619	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Shenzhen, Guangdong	CID002527	RMI
Gold	Shirpur Gold Refinery Ltd.	INDIA	Mumbai, Maharashtra	CID002588	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Shyolkovo, Moskovskaja oblast'	CID001756	RMI
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Chengdu, Sichuan Sheng	CID001736	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Dayuan, Taoyuan	CID002516	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Saijo, Ehime	CID001798	RMI
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Shyolkovo, Moskovskaja oblast'	CID001756	RMI
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Tainan City, Tainan	CID001761	RMI
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Tainan City, Tainan	CID001761	RMI
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Tainan City, Tainan	CID001761	RMI
Gold	Sovereign Metals	INDIA	Ahmedab, Gujarat	CID003383	RMI
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Vilnius	CID003153	RMI
Gold	Sudan Gold Refinery	SUDAN	Khartoum	CID002567	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Saijo, Ehime	CID001798	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Saijo, Ehime	CID001798	RMI
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Gunsan-si, Jeollabuk-do	CID002918	RMI
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Gunsan-si, Jeollabuk-do	CID002918	RMI

Gold	T.C.A S.p.A	ITALY	Capolona, Toscana	CID002580	RMI
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Takehara, Hiroshima	CID001193	RMI
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	Ōita	CID000937	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	Hiratsuka, Kanagawa	CID001875	RMI
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	Chengdu, Sichuan Sheng	CID001909	RMI
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	Laizhou, Shandong Sheng	CID001916	RMI
Gold	Tokuriki Honten Co., Ltd.	JAPAN	Kuki, Saitama	CID001938	RMI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Tongling, Anhui Sheng	CID001947	RMI
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Tongling, Anhui Sheng	CID001947	RMI
Gold	Industrial Refining Company	BELGIUM	Antwerp, Antwerpen	CID002587	RMI
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	Astana, Almaty	CID002615	RMI
Gold	Torecom	KOREA, REPUBLIC OF	Asan, Chungcheongnam-do	CID001955	RMI
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	Saijo, Ehime	CID001798	RMI
Gold	TSK Pretech	KOREA, REPUBLIC OF	Chopyeong-myeon, Chungcheongbuk-do	CID003195	RMI
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Hoboken, Antwerpen	CID001980	RMI
Gold	Umicore Precious Metals Thailand	THAILAND	Khwaeng Dok Mai, Krung Thep Maha Nakhon	CID002314	RMI
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Hoboken, Antwerpen	CID001980	RMI
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Alden, New York	CID001993	RMI
Gold	Valcambi S.A.	SWITZERLAND	Balerna, Ticino	CID002003	RMI
Gold	Value Trading	BELGIUM	Antwerp, Antwerpen	CID003617	RMI
Gold	WEEEREFINING	FRANCE	Tourville les Ifs, Normandie	CID003615	RMI

Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	Newburn, Western Australia	CID002030	RMI
Gold	WIELAND Edelmetalle GmbH	GERMANY	Pforzheim, Baden-Württemberg	CID002778	RMI
Gold	Materion	UNITED STATES OF AMERICA	Buffalo, New York	CID001113	RMI
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	Montréal, Quebec	CID000185	RMI
Gold	Yamakin Co., Ltd.	JAPAN	Konan, Kochi	CID002100	RMI
Gold	Yamakin Co., Ltd.	JAPAN	Konan, Kochi	CID002100	RMI
Gold	Yamakin Co., Ltd.	JAPAN	Konan, Kochi	CID002100	RMI
Gold	Yamakin Co., Ltd.	JAPAN	Konan, Kochi	CID002100	RMI
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID000651	RMI
Gold	Yokohama Metal Co., Ltd.	JAPAN	Sagamihara, Kanagawa	CID002129	RMI
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	Kunming, Yunnan Sheng	CID000197	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Zhaoyuan, Shandong Sheng	CID001622	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Sanmenxia, Henan Sheng	CID002224	RMI
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Sanmenxia, Henan Sheng	CID002224	RMI
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Shanghang, Fujian Sheng	CID002243	RMI
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Shanghang, Fujian Sheng	CID002243	RMI
Tantalum	Asaka Riken Co., Ltd.	JAPAN	Tamura, Fukushima	CID000092	RMI
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Changsha, Hunan Sheng	CID000211	RMI
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	Changsha, Hunan Sheng	CID000211	RMI

Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	Gastonia, North Carolina	CID002504	RMI
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	Pompano Beach, Florida	CID000456	RMI
Tantalum	F&X Electro-Materials Ltd.	CHINA	Jiangmen, Guangdong Sheng	CID000460	RMI
Tantalum	F&X Electro-Materials Ltd.	CHINA	Jiangmen, Guangdong Sheng	CID000460	RMI
Tantalum	FIR Metals & Resource Ltd.	CHINA	Zhuzhou, Hunan Sheng	CID002505	RMI
Tantalum	Global Advanced Metals Aizu	JAPAN	Aizuwakamatsu, Fukushima	CID002558	RMI
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Boyertown, Pennsylvania	CID002557	RMI
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Yingde, Guangdong Sheng	CID000616	RMI
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Map Ta Phut, Rayong	CID002544	RMI
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	Hermsdorf, Thüringen	CID002547	RMI
Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA	Newton, Massachusetts	CID002548	RMI
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Mito, Ibaraki	CID002549	RMI
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Laufenburg, Baden-Württemberg	CID002550	RMI
Tantalum	TANIOBIS GmbH	GERMANY	Goslar, Niedersachsen	CID002545	RMI
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Hengyang, Hunan Sheng	CID002492	RMI
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Fengxin, Jiangxi Sheng	CID002512	RMI
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	Yichun, Jiangxi Sheng	CID002842	RMI
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Jiujiang, Jiangxi Sheng	CID000914	RMI
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Jiujiang, Jiangxi Sheng	CID000917	RMI
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	Jiujiang, Jiangxi Sheng	CID000917	RMI
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Jiujiang, Jiangxi Sheng	CID002506	RMI
Tantalum	KEMET de Mexico	MEXICO	Matamoros, Tamaulipas	CID002539	RMI
Tantalum	KEMET de Mexico	MEXICO	Matamoros, Tamaulipas	CID002539	RMI
Tantalum	LSM Brasil S.A.	BRAZIL	São João del Rei, Minas Gerais	CID001076	RMI
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	Balin Dol, Gostivar	CID002847	RMI
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	District Raigad, Maharashtra	CID001163	RMI

Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	District Raigad, Maharashtra	CID001163	RMI
Tantalum	Mineracao Taboca S.A.	BRAZIL	Presidente Figueiredo, Amazonas	CID001175	RMI
Tantalum	Mineracao Taboca S.A.	BRAZIL	Presidente Figueiredo, Amazonas	CID001175	RMI
Tantalum	Mineracao Taboca S.A.	BRAZIL	Presidente Figueiredo, Amazonas	CID001175	RMI
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Omuta, Fukuoka	CID001192	RMI
Tantalum	Mitsui Mining and Smelting Co., Ltd.	JAPAN	Omuta, Fukuoka	CID001192	RMI
Tantalum	NPM Silmet AS	ESTONIA	Sillamäe, Ida-Virumaa	CID001200	RMI
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Shizuishan City, Ningxia Huizi Zizhiqu	CID001277	RMI
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	Shizuishan City, Ningxia Huizi Zizhiqu	CID001277	RMI
Tantalum	NPM Silmet AS	ESTONIA	Sillamäe, Ida-Virumaa	CID001200	RMI
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	Balin Dol, Gostivar	CID002847	RMI
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	Balin Dol, Gostivar	CID002847	RMI
Tantalum	Meta Materials	NORTH MACEDONIA, REPUBLIC OF	Balin Dol, Gostivar	CID002847	RMI
Tantalum	QuantumClean	UNITED STATES OF AMERICA	Carrollton, Texas	CID001508	RMI
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002707	RMI
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002707	RMI
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002707	RMI
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Zhuzhou, Hunan Sheng	CID001522	RMI
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Zhuzhou, Hunan Sheng	CID001522	RMI
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Solikamsk, Permskiy kray	CID001769	RMI
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Solikamsk, Permskiy kray	CID001769	RMI
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	Solikamsk, Permskiy kray	CID001769	RMI
Tantalum	Taki Chemical Co., Ltd.	JAPAN	Harima, Hyogo	CID001869	RMI

Tantalum	Taki Chemical Co., Ltd.	JAPAN	Harima, Hyogo	CID001869	RMI
Tantalum	TANIOBIS Co., Ltd.	THAILAND	Map Ta Phut, Rayong	CID002544	RMI
Tantalum	TANIOBIS GmbH	GERMANY	Goslar, Niedersachsen	CID002545	RMI
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Mito, Ibaraki	CID002549	RMI
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Laufenburg, Baden-Württemberg	CID002550	RMI
Tantalum	Telex Metals	UNITED STATES OF AMERICA	Croydon, Pennsylvania	CID001891	RMI
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Ust-Kamenogorsk, Qaraghandy oblysy	CID001969	RMI
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN	Ust-Kamenogorsk, Qaraghandy oblysy	CID001969	RMI
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	Yingde, Guangdong Sheng	CID000616	RMI
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	YunFu City, Guangdong Sheng	CID002508	RMI
Tantalum	Yancheng Jinye New Material Technology Co., Ltd.	CHINA	Yecheng City, Jiangsu Sheng	CID003583	RMI
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Zhuzhou, Hunan Sheng	CID001522	RMI
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Zhuzhou, Hunan Sheng	CID001522	RMI
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	Mito, Ibaraki	CID002549	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	Quy Hop, Nghệ An	CID002703	RMI
Tin	PT Refined Bangka Tin	INDONESIA	Sungailiat, Kepulauan Bangka Belitung	CID001460	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Chenzhou, Hunan Sheng	CID000228	RMI
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	Chenzhou, Hunan Sheng	CID000228	RMI
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Chifeng, Nei Mongol Zizhiqu	CID003190	RMI

Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	Alpha	UNITED STATES OF AMERICA	Altoona, Pennsylvania	CID000292	RMI
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	São José, Santa Catarina	CID003486	RMI
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	São José, Santa Catarina	CID003486	RMI
Tin	CRM Synergies	SPAIN	Toledo	CID003524	RMI
Tin	CV Ayi Jaya	INDONESIA	Sungailiat, Kepulauan Bangka Belitung	CID002570	RMI
Tin	PT Aries Kencana Sejahtera	INDONESIA	Pemali, Kepulauan Bangka Belitung	CID000309	RMI
Tin	PT Rajehan Ariq	INDONESIA	Pangkal Pinang, Kepulauan Bangka Belitung	CID002593	RMI
Tin	CV Venus Inti Perkasa	INDONESIA	Pangkal Pinang, Kepulauan Bangka Belitung	CID002455	RMI
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Dongguan, Guangdong Sheng	CID003356	RMI
Tin	Dowa	JAPAN	Kosaka, Akita	CID000402	RMI
Tin	Dowa	JAPAN	Kosaka, Akita	CID000402	RMI
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	Tinh Tuc, Cao Bằng	CID002572	RMI
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID000438	RMI
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID000438	RMI

Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID000438	RMI
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID000438	RMI
Tin	Estanho de Rondonia S.A.	BRAZIL	Ariquemes, Rondônia	CID000448	RMI
Tin	Estanho de Rondonia S.A.	BRAZIL	Ariquemes, Rondônia	CID000448	RMI
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Mogi das Cruzes, São Paulo	CID003582	RMI
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Mogi das Cruzes, São Paulo	CID003582	RMI
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	Mogi das Cruzes, São Paulo	CID003582	RMI
Tin	Fenix Metals	POLAND	Chmielów, Podkarpackie	CID000468	RMI
Tin	Minsur	PERU	Paracas, Ika	CID001182	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID003410	RMI
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA	Gejiu, Yunnan Sheng	CID002848	RMI
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID003410	RMI
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Gejiu, Yunnan Sheng	CID000942	RMI
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID000538	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID001908	RMI
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID000555	RMI
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID000555	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Chaozhou, Guangdong Sheng	CID003116	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI

Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002844	RMI
Tin	PT Timah Tbk Mentok	INDONESIA	Mentok, Kepulauan Bangka Belitung	CID001482	RMI
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID001231	RMI
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID001231	RMI
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Gejiu, Yunnan Sheng	CID000942	RMI
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Gejiu, Yunnan Sheng	CID000942	RMI
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	Gejiu, Yunnan Sheng	CID000942	RMI
Tin	PT Timah Tbk Kundur	INDONESIA	Kundur, Riau	CID001477	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	Luna Smelter, Ltd.	RWANDA	Kigali, City of Kigali	CID003387	RMI
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	Maanshan, Anhui Sheng	CID003379	RMI
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002468	RMI
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Butterworth, Pulau Pinang	CID001105	RMI
Tin	Melt Metais e Ligas S.A.	BRAZIL	Ariquemes, Rondônia	CID002500	RMI
Tin	PT Timah Tbk Mentok	INDONESIA	Mentok, Kepulauan Bangka Belitung	CID001482	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	Twinsburg, Ohio	CID001142	RMI
Tin	Metallo Belgium N.V.	BELGIUM	Beerse, Antwerpen	CID002773	RMI
Tin	Metallo Spain S.L.U.	SPAIN	Berango, Bizkaia	CID002774	RMI
Tin	Mineracao Taboca S.A.	BRAZIL	Bairro Guarapiranga, São Paulo	CID001173	RMI
Tin	Mineracao Taboca S.A.	BRAZIL	Bairro Guarapiranga, São Paulo	CID001173	RMI
Tin	Mineracao Taboca S.A.	BRAZIL	Bairro Guarapiranga, São Paulo	CID001173	RMI
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Hanoi, Ha Noi	CID002015	RMI
Tin	Minsur	PERU	Paracas, Ika	CID001182	RMI
Tin	Mitsubishi Materials Corporation	JAPAN	Tokyo	CID001191	RMI
Tin	Modeltech Sdn Bhd	MALAYSIA	Kawasan Perindustrian Bukit Rambai, Melaka	CID002858	RMI

Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	Butterworth, Pulau Pinang	CID001105	RMI
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID001231	RMI
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID001231	RMI
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	Quy Hop, Nghệ An	CID002573	RMI
Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION	Novosibirsk, Novosibirskaya oblast'	CID001305	RMI
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Nongkham Sriracha, Chon Buri	CID001314	RMI
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Rosario, Cavite	CID002517	RMI
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID001337	RMI
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID001337	RMI
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	Oruro	CID001337	RMI
Tin	Pongpipat Company Limited	MYANMAR	Yangon	CID003208	RMI
Tin	Precious Minerals and Smelting Limited	INDIA	Jagdalpur, Chhattisgarh	CID003409	RMI
Tin	PT Aries Kencana Sejahtera	INDONESIA	Pemali, Kepulauan Bangka Belitung	CID000309	RMI
Tin	PT Artha Cipta Langgeng	INDONESIA	Sungailiat, Kepulauan Bangka Belitung	CID001399	RMI
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	Sungailiat, Kepulauan Bangka Belitung	CID002503	RMI
Tin	PT Babel Surya Alam Lestari	INDONESIA	Badau, Kepulauan Bangka Belitung	CID001406	RMI
Tin	PT Bangka Serumpun	INDONESIA	Pangkalpinang, Kepulauan Bangka Belitung	CID003205	RMI
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	Pasir Putih, Kepulauan Bangka Belitung	CID002870	RMI
Tin	PT Menara Cipta Mulia	INDONESIA	Mentawak, Kepulauan Bangka Belitung	CID002835	RMI
Tin	PT Mitra Stania Prima	INDONESIA	Sungailiat, Kepulauan Bangka Belitung	CID001453	RMI
Tin	PT Mitra Sukses Globalindo	INDONESIA	Pangkalpinang, Kepulauan Bangka Belitung	CID003449	RMI

Tin	PT Prima Timah Utama	INDONESIA	Pangkal Pinang, Kepulauan Bangka Belitung	CID001458	RMI
Tin	PT Rajawali Rimba Perkasa	INDONESIA	Tukak Sadai, Kepulauan Bangka Belitung	CID003381	RMI
Tin	PT Rajehan Ariq	INDONESIA	Pangkal Pinang, Kepulauan Bangka Belitung	CID002593	RMI
Tin	PT Refined Bangka Tin	INDONESIA	Sungailiat, Kepulauan Bangka Belitung	CID001460	RMI
Tin	PT Stanindo Inti Perkasa	INDONESIA	Pangkal Pinang, Kepulauan Bangka Belitung	CID001468	RMI
Tin	PT Timah Tbk Kundur	INDONESIA	Kundur, Riau	CID001477	RMI
Tin	PT Timah Nusantara	INDONESIA	Tempilang, Kepulauan Bangka Belitung	CID001486	RMI
Tin	PT Timah Tbk Kundur	INDONESIA	Kundur, Riau	CID001477	RMI
Tin	PT Timah Tbk Mentok	INDONESIA	Mentok, Kepulauan Bangka Belitung	CID001482	RMI
Tin	PT Tinindo Inter Nusa	INDONESIA	Pangkal Pinang, Kepulauan Bangka Belitung	CID001490	RMI
Tin	Resind Industria e Comercio Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002706	RMI
Tin	Resind Industria e Comercio Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002706	RMI
Tin	Resind Industria e Comercio Ltda.	BRAZIL	São João del Rei, Minas Gerais	CID002706	RMI
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Longtan Shiang Taoyuan, Taoyuan	CID001539	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Soft Metais Ltda.	BRAZIL	Bebedouro, São Paulo	CID001758	RMI
Tin	Super Ligas	BRAZIL	Piracicaba, São Paulo	CID002756	RMI
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	Thai Nguyen	CID002834	RMI
Tin	Thaisarco	THAILAND	Amphur Muang, Phuket	CID001898	RMI
Tin	Thaisarco	THAILAND	Amphur Muang, Phuket	CID001898	RMI
Tin	Thaisarco	THAILAND	Amphur Muang, Phuket	CID001898	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID001908	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	West Chester, Pennsylvania	CID003325	RMI
Tin	Mineracao Taboca S.A.	BRAZIL	Bairro Guarapiranga, São Paulo	CID001173	RMI

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	Tan Quang, Tuyên Quang	CID002574	RMI
Tin	PT Timah Tbk Kundur	INDONESIA	Kundur, Riau	CID001477	RMI
Tin	VQB Mineral and Trading Group JSC	VIET NAM	Hanoi, Ha Noi	CID002015	RMI
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Ariquemes, Rondônia	CID002036	RMI
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Ariquemes, Rondônia	CID002036	RMI
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Ariquemes, Rondônia	CID002036	RMI
Tin	China Tin Group Co., Ltd.	CHINA	Laibin, Guangxi Zhuangzu Zizhiqu	CID001070	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID001908	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID001908	RMI
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID000555	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID002158	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID003397	RMI
Tin	Yunnan Tin Company Limited	CHINA	Gejiu, Yunnan Sheng	CID002180	RMI
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Gejiu, Yunnan Sheng	CID001908	RMI
Tungsten	A.L.M.T. Corp.	JAPAN	Toyama City, Toyama	CID000004	RMI
Tungsten	A.L.M.T. Corp.	JAPAN	Toyama City, Toyama	CID000004	RMI
Tungsten	ACL Metais Eireli	BRAZIL	Araçariguama, São Paulo	CID002833	RMI
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Sao Paulo, São Paulo	CID003427	RMI
Tungsten	A.L.M.T. Corp.	JAPAN	Toyama City, Toyama	CID000004	RMI
Tungsten	A.L.M.T. Corp.	JAPAN	Toyama City, Toyama	CID000004	RMI

Tungsten	A.L.M.T. Corp.	JAPAN	Toyama City, Toyama	CID000004	RMI
Tungsten	Artek LLC	RUSSIAN FEDERATION	Moscow, Moskva	CID003553	RMI
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	Vinh Bao District, Hai Phong	CID002502	RMI
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Huntsville, Alabama	CID000105	RMI
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Huntsville, Alabama	CID000105	RMI
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Chaozhou, Guangdong Sheng	CID000218	RMI
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Chenzhou, Hunan Sheng	CID002513	RMI
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID002641	RMI
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID002641	RMI
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID002641	RMI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID000875	RMI
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID000258	RMI
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Hezhou, Guangxi Zhuangzu Zizhiqu	CID000281	RMI
Tungsten	Cronimet Brasil Ltda	BRAZIL	Araquari, Santa Catarina	CID003468	RMI
Tungsten	Fujian Ganmin RareMetal Co., Ltd.	CHINA	Longyan, Fujian Sheng	CID003401	RMI
Tungsten	Fujian Xinlu Tungsten	CHINA	Longyan, Fujian Sheng	CID003609	RMI
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002645	RMI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID000875	RMI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002315	RMI
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002494	RMI
Tungsten	GEM Co., Ltd.	CHINA	Shenzhen, Guangdong Sheng	CID003417	RMI
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Towanda, Pennsylvania	CID000568	RMI
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Towanda, Pennsylvania	CID000568	RMI
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	Chaozhou, Guangdong Sheng	CID000218	RMI

Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Laufenburg, Baden-Württemberg	CID002542	RMI
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	Goslar, Niedersachsen	CID002541	RMI
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002315	RMI
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Hengyang, Hunan Sheng	CID000769	RMI
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Yuanling, Hunan Sheng	CID000766	RMI
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	Yuanling, Hunan Sheng	CID000766	RMI
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Hengyang, Hunan Sheng	CID000769	RMI
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Yiyang, Hunan Sheng	CID003182	RMI
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	Nalchik, Kabardino-Balkarskaya Respublika	CID002649	RMI
Tungsten	Japan New Metals Co., Ltd.	JAPAN	Akita City, Akita	CID000825	RMI
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002551	RMI
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Xiushui, Jiangxi Sheng	CID002321	RMI
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Gao'an, Jiangxi Sheng	CID002313	RMI
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Tonggu, Jiangxi Sheng	CID002318	RMI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID000875	RMI
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID000875	RMI
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002317	RMI
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002316	RMI
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Kirovgrad, Sverdlovskaya oblast'	CID003408	RMI
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	Fallon, Nevada	CID000966	RMI
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	Huntsville, Alabama	CID000105	RMI
Tungsten	KGETS Co., Ltd.	KOREA, REPUBLIC OF	Siheung-si, Gyeonggi-do	CID003388	RMI
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Fangliao, Pingtung	CID003407	RMI

Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	Nanfeng Xiaozhai, Yunnan Sheng	CID002319	RMI
Tungsten	Masan High-Tech Materials	VIET NAM	Dai Tu, Thái Nguyên	CID002543	RMI
Tungsten	Masan High-Tech Materials	VIET NAM	Dai Tu, Thái Nguyên	CID002543	RMI
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	Roshal, Moskovskaja oblast'	CID002845	RMI
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	Depew, New York	CID002589	RMI
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Kopeysk, Chelyabinskaya Oblast'	CID003416	RMI
Tungsten	Masan High-Tech Materials	VIET NAM	Dai Tu, Thái Nguyên	CID002543	RMI
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	Ramenskoe, Moskovskaja oblast'	CID003614	RMI
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	Ramenskoe, Moskovskaja oblast'	CID003612	RMI
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Marilao, Bulacan	CID002827	RMI
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	Laufenburg, Baden-Württemberg	CID002542	RMI
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	Unecha, Bryanskaya oblast'	CID002724	RMI
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	St. Martin i-S, Steiermark	CID002044	RMI
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	St. Martin i-S, Steiermark	CID002044	RMI
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	St. Martin i-S, Steiermark	CID002044	RMI
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	St. Martin i-S, Steiermark	CID002044	RMI
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Gyeongju-si, Gyeongsangbuk-do	CID002843	RMI
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Xiamen, Fujian Sheng	CID002320	RMI
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	Xiamen, Fujian Sheng	CID002320	RMI
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	Xiamen, Fujian Sheng	CID002082	RMI
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID002830	RMI
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Ganzhou, Jiangxi Sheng	CID000258	RMI
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	Luoyang, Henan Sheng	CID002641	RMI